                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[X] Definitive Proxy Statement                RULE 14C-5(D)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                            Gerber Scientific, Inc.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                     Same
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

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    Item 22(a)(2) of Schedule 14A.

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[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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        pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
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    previously. Identify the previous filing by registration statement number,
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Notes:

      [LOGO OF GERBER
      SCIENTIFIC APPEARS    GERBER SCIENTIFIC, INC.
      HERE]
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 13, 1995

TO OUR SHAREHOLDERS:

  The annual meeting of shareholders of Gerber Scientific, Inc. will be held on Friday, October 13, 1995, at 2:30 p.m., Eastern Daylight Saving Time, at the Sheraton Hotel at Bradley International Airport, Windsor Locks, Connecticut, for the following purposes, as more fully set forth in the attached Proxy Statement:

    1. To elect two Directors;

    2. To obtain shareholder approval of the Gerber Scientific, Inc. 1992 Employee Stock Plan as amended and restated as of April 28, 1995; and,

    3. To transact such other business as may properly come before the meeting.

  The Board of Directors has fixed August 4, 1995, as the record date for the determination of shareholders entitled to notice of and the right to vote at the annual meeting. Only persons who are shareholders of record on such date shall be entitled to notice of and the right to vote at the meeting.

  Shareholders are cordially invited to attend the meeting in person, but if unable to attend, are requested to date and sign the enclosed form of proxy and return it in the envelope provided. Any shareholder executing a proxy may revoke it at any time before it is voted at the annual meeting, provided that written notice of such revocation or a properly executed proxy bearing a later date shall have been received by the Company's Secretary prior to its exercise.

                                          By Order of the Board of Directors

                                          /s/ David J. Gerber
                                          David J. Gerber
                                          Secretary

Dated at South Windsor, Connecticut,
this 28th day of August, 1995

                            GERBER SCIENTIFIC, INC.
                              83 GERBER ROAD WEST
                       SOUTH WINDSOR, CONNECTICUT 06074

                                PROXY STATEMENT

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Gerber Scientific, Inc. (the "Company"), for use at the annual meeting of shareholders to be held on Friday, October 13, 1995, and any adjournment thereof. The cost of solicitation of proxies will be borne by the Company. In addition to use of the mails, proxies may be solicited by Directors, officers, and employees of the Company by telephone or otherwise, without additional compensation. The Company also intends to use the services of Georgeson & Company, Inc., of New York, New York, to aid in the solicitation of proxies. It is estimated that their charges and expenses will not exceed $17,000. The Company expects to reimburse brokers and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding proxy material to beneficial owners of shares and soliciting their proxies.

  Abstentions and broker non-votes are not counted in the calculation of the vote but do count toward a quorum. A proxy may be revoked at any time prior to voting, but no revocation will be effective until written notice thereof or a properly executed proxy bearing a later date has been received by the Company's Secretary. The Company's mailing address is 83 Gerber Road West, South Windsor, Connecticut 06074. Proxies will be voted as directed, and in the absence of such direction will be voted FOR the nominees for Director described herein and FOR the Gerber Scientific, Inc. 1992 Employee Stock Plan as amended and restated as of April 28, 1995. This Proxy Statement and the accompanying form of proxy are being first mailed to shareholders on or about August 28, 1995.

                   VOTING RIGHTS AND PRINCIPAL SHAREHOLDERS

  The Board of Directors has fixed the close of business on August 4, 1995, as the record date for the determination of shareholders entitled to notice of and the right to vote at the annual meeting. On the record date there were 23,797,220 shares of the Company's common stock, $1.00 par value, issued, outstanding, and entitled to vote. Each shareholder of record at the close of business on August 4, 1995, will be entitled to one vote for each share of common stock then held.

  The following table presents certain information regarding the beneficial and record owners of more than five percent of the Company's common stock who were known to the Company as of August 4, 1995.

NAME AND ADDRESS OF                                     NUMBER OF     PERCENT
BENEFICIAL OWNER                                       SHARES OWNED   OF CLASS
-------------------                                    ------------   --------
H. Joseph Gerber......................................  3,178,365(1)   13.4%
 83 Gerber Road West, South Windsor, CT 06074
Norwest Corporation...................................  3,106,000      13.1%
 Norwest Center, Sixth and Marquette, Minneapolis, MN
  55479
Mitchell Hutchins Institutional Investors, Inc. ......  2,235,700       9.4%
 1285 Avenue of the Americas, New York, NY 10019

--------
(1) Shares totaling 3,178,365 are owned beneficially and of record. They include 103,475 shares owned beneficially by his wife, as to which he disclaims any beneficial ownership, and options to purchase 40,000 shares which are exercisable within 60 days. Except for the shares owned beneficially by his wife, and those which can be acquired by the exercise of stock options, Mr. Gerber has sole voting and investment power.

                             ELECTION OF DIRECTORS

  Two Directors are to be elected at the annual meeting. The Board of Directors of the Company is divided into three classes, and one class is elected each year for a three-year term. The term of the two Class II Directors expires this year. The terms of the two Class III Directors and the three Class I Directors expire in 1996 and 1997, respectively. The By-Laws of the Company presently provide for a Board of Directors of not less than three nor more than seven Directors.

  The following information is provided for the nominees for the Class II Directors, who, if elected, will serve for a term expiring at the 1998 annual meeting, and also for the Class I and Class III Directors whose terms are continuing. Directors receiving a plurality of the votes will be elected. Unless otherwise directed in the proxy, it is intended that all shares represented by proxies will be voted for the election of the nominees named below. In the event that the nominees are unable to stand for election (which is not anticipated), it is intended that all proxies, unless otherwise specified, will be voted for such substitute nominees as the Board of Directors may propose, or the Board may reduce the number of Directors to eliminate the vacancy.

NOMINEES FOR DIRECTOR TO BE ELECTED AT THE 1995 ANNUAL MEETING (CLASS II)

  George M. Gentile, 59, has been a Director since 1989. Mr. Gentile is the Senior Vice President, Finance, of the Company and has served in that capacity since 1977. He has been employed by the Company in various financial positions since 1963 and presently serves as a director of several of the Company's subsidiaries.

  David J. Gerber, 34, the son of H. Joseph Gerber, has been a Director since 1992. Mr. Gerber has been an attorney in the Company's Legal Department since 1989, and in February, 1995, Mr. Gerber was appointed the Secretary of the Company.

DIRECTORS SERVING UNTIL THE 1996 ANNUAL MEETING (CLASS III)

  H. Joseph Gerber, 71, is the President and a Director of the Company and has held those positions since 1948. In 1988, Mr. Gerber was elected as Chairman of the Board of the Company. Mr. Gerber is a "control person" of the Company, as defined by the Rules and Regulations of the Securities and Exchange Commission. (See "Voting Rights and Principal Shareholders.") Mr. Gerber is an honorary trustee of Rensselaer Polytechnic Institute, a trustee of the Hartford Graduate Center, a member of the National Academy of Engineering, and a member of the Connecticut Academy of Science and Engineering.

  A. Robert Towbin, 60, has been a Director since 1992. Mr. Towbin is Vice Chairman and a Director of the U.S. Russia Investment Fund. Mr. Towbin was president, chief executive officer, and a director of the Russian-American Enterprise Fund from January, 1994 to May, 1995, and managing director, Lehman Brothers from January 1, 1987 to December 31, 1993. Mr. Towbin is also a director of Columbus New Millenium Fund, K & F Industries, Inc., Bradley Real Estate, Inc., and Globstar Telecommunications, Ltd.

DIRECTORS SERVING UNTIL THE 1997 ANNUAL MEETING (CLASS I)

  Stanley Simon, 78, has been a Director since 1967. Since 1958, Mr. Simon has been the owner and principal of Stanley Simon and Associates, of New York, New York, a financial and management consulting firm. Mr. Simon is also a trustee of Vornado Realty Trust Co., and a director of General Microwave, Inc. and J. Baker, Inc.

  Edward E. Hood Jr., 64, has been a Director of the Company since 1994. Mr. Hood was Vice Chairman of General Electric Company, of Fairfield, Connecticut, from 1979 to 1993. Mr. Hood is also a director of Lockheed Martin Corp., The Lincoln Electric Co., and FlightSafety International, Inc., and chairman of the board of trustees of Rensselaer Polytechnic Institute.

  William Jerome Vereen, 54, was appointed a Director of the Company by the Board of Directors effective November 17, 1994. Mr. Vereen is President, Chief Executive Officer, Treasurer, and Acting Chairman of the Board of Directors of Riverside Manufacturing Company, of Moultrie, Georgia. Mr. Vereen is also a director of Georgia Power Company and Blue Cross/Blue Shield of Georgia, and is an advisory director for Southern Region, Nations Bank of Georgia N.A.

  Other than the relationships described above, there is no significant business relationship between the Company and any of the companies mentioned above as the principal employer of the nominee or continuing Director, or which the nominee or continuing Director also serves as a director. Other than as set forth above, the nominees are not in any way related to any continuing Director, no continuing Director is in any way related to the nominees or any other continuing Director, and neither the nominees nor any continuing Director is in any way related to any executive officer of the Company or its subsidiaries. There is no arrangement or understanding between the nominees and any other person pursuant to which he was selected as a nominee.

  Any shareholder wishing to nominate other persons for Director of the Company must do so in writing to the Secretary of the Company for receipt by the close of business on the tenth day following the mailing of this Proxy Statement by the Company or the public announcement of the date of the annual meeting of shareholders.

  The following information concerning the beneficial ownership of the Company's common stock by each of the Directors and the nominees, by each of the executive officers named in the Summary Compensation Table, and by all Directors and executive officers as a group is provided as of August 4, 1995.

                                                        NUMBER OF     PERCENT OF
NAME OF BENEFICIAL OWNER                             SHARES OWNED(1)    CLASS
------------------------                             ---------------  ----------
H. Joseph Gerber...................................     3,178,365(2)  13.4%
David J. Gerber....................................        98,771(3)    *
George M. Gentile..................................        66,406(4)    *
Stanley Simon......................................        23,125(5)    *
A. Robert Towbin...................................        28,000(6)    *
Edward E. Hood, Jr. ...............................         2,000(7)    *
William Jerome Vereen..............................         2,000(8)    *
Fredric K. Rosen...................................        37,500(9)    *
Ronald B. Webster..................................        31,600(10)   *
Richard F. Treacy, Jr. ............................        18,750(11)   *
All Directors and executive officers as a group (11
 persons)..........................................     3,496,017(12) 14.7%

--------
 *  Less than 1%.
(1) Unless otherwise indicated below, each Director and executive officer has sole voting and investment power with respect to such shares.
(2) Includes 103,475 shares owned beneficially by his wife, as to which he disclaims any beneficial ownership, and options to purchase 40,000 shares which are exercisable within 60 days. Except for the shares owned beneficially by his wife, and those which can be acquired by the exercise of stock options, Mr. Gerber has sole voting and investment power.
(3) Includes 30,746 shares held in trust, and 500 shares covered by stock options which are exercisable within 60 days.
(4) Includes 39,375 shares covered by stock options which are exercisable within 60 days.
(5) Includes 13,000 shares covered by stock options which are exercisable within 60 days.
(6) Includes 3,000 shares covered by stock options which are exercisable within 60 days.
(7) Includes 1,000 shares covered by stock options which are exercisable within 60 days.
(8) Includes 1,000 shares which he holds as trustee for his children and 1,000 shares covered by stock options which are exercisable within 60 days.

(9) Includes 4,000 shares owned beneficially by his wife, as to which he disclaims any beneficial ownership, and options to purchase 10,000 shares which are exercisable within 60 days.
(10) Includes 29,000 shares covered by stock options which are exercisable within 60 days.
(11) Represents stock options which are exercisable within 60 days.
(12) Includes 164,925 shares covered by stock options which are exercisable within 60 days.

DIRECTORS' COMPENSATION

  Effective February, 1995, each non-employee Director receives an annual Director's Fee of $16,000 for membership on and services to the Board, an attendance fee of $1,000 for each meeting of the Board attended in person, and annual compensation of $1,000 for membership on and services to each Committee of the Board. During the year ended April 30, 1995, non-employee Directors received fees for their services as Directors and Committee members as follows: Mr. Simon, $9,703; Mr. Towbin, $9,703; Mr. Hood, $6,437; and Mr. Vereen, $4,353. During the same period, Mr. Simon received annual consulting fees of $3,000, and the firm of Stanley Simon and Associates received a consulting fee of $17,917. No other Directors received fees for their services as Directors or Committee members during the year ended April 30, 1995.

  In 1992, shareholders approved the 1992 Non-Employee Director Stock Option Plan (the "Director Option Plan"), pursuant to which directors of the Company who are not (and have not been during the past twelve months) employees of the Company are automatically granted 1,000 nonqualified options to purchase shares of the Company's common stock on May 1 of each year. These options are granted at 100% of the fair market value (as that term is defined in the Director Option Plan) of a share of the Company's common stock on the date of grant. The purpose of the Director Option Plan is to provide an incentive to non-employee directors, to encourage ownership of the Company's common stock, and to enable the Company to attract and maintain qualified non-employee directors whose services are considered important to the success of the Company. Up to 75,000 shares of common stock (subject to proportionate adjustment in certain events) are available for grant under the plan. The Director Option Plan is administered by the members of the Board who are employees of the Company.

COMMITTEES OF THE BOARD OF DIRECTORS

  The Company has three standing committees: the Audit and Finance Committee, the Management Development and Compensation Committee, and the Business Development Committee. It does not have a nominating committee.

  The Audit and Finance Committee, formerly the Audit Committee, composed of Messrs. Hood, Simon, Towbin, and Vereen, held one meeting during the fiscal year ended April 30, 1995. The principal functions of the Audit and Finance Committee are to review the selection and qualifications of the Company's independent auditors and make recommendations to the Board, to review with the independent auditors and the internal auditors the scope and adequacy of their examinations and audits, and to review and approve non-audit services performed by the independent auditors.

  The Management Development and Compensation Committee, formerly the Compensation and Stock Option Committee, composed of Messrs. Hood, Simon, Towbin, and Vereen, held one meeting and acted by unanimous written consent on one occasion during the fiscal year ended April 30, 1995. The principal functions of the Management Development and Compensation Committee are to establish and determine salaries and other compensation to be paid to executive officers; to establish and determine terms and conditions of bonus and stock option plans; to establish and administer performance goals and other criteria for payment of any compensation of executive officers which is intended to be performance based for purposes of Section 162(m) of the Internal Revenue Code (the

"Code"); to amend the Company's employee stock option plans, subject to shareholder and other approvals as may be required by applicable law; and to make recommendations to the Board of Directors concerning training and other development of the Company's management personnel.

  The Business Development Committee, composed of Messrs. Hood, Simon, Towbin, and Vereen, was formed in February, 1995 and did not meet during the fiscal year ended April 30, 1995. The principal function of the Business Development Committee is to evaluate opportunities presented by the management of the Company for development of existing and new business for the Company and its subsidiaries.

  The Board of Directors held four meetings and acted by unanimous written consent on 23 occasions during the year ended April 30, 1995. All of the Directors attended 75% or more of the aggregate of their respective Board and Committee meetings.

SECTION 16(A) REPORTING

  The Company believes that all required reports pursuant to Section 16(a) of the Securities Exchange Act of 1934 have been timely filed by all officers, Directors, and shareholders of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Management Development and Compensation Committee is composed of Messrs. Hood, Simon, Towbin, and Vereen. During the fiscal year ended April 30, 1995, Mr. Simon received $3,000 for consulting services performed for the Company and Stanley Simon and Associates of New York, New York, a financial and management consulting firm owned by Mr. Simon, received $17,917 in consulting fees.

REPORT OF THE MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEEOF THE BOARD OF
                      DIRECTORS ON EXECUTIVE COMPENSATION

  The Management Development and Compensation Committee of the Board of Directors of Gerber Scientific, Inc. (the "Committee") consists of four non-employee Directors of the Company: Mr. Edward E. Hood, Jr., Chairman; Mr. Stanley Simon; Mr. A. Robert Towbin; and Mr. William Jerome Vereen.

  The Committee is authorized to establish and determine salaries and other compensation to be paid to executive officers; to establish and determine terms and conditions of bonus and stock option plans; to establish and administer performance goals and other criteria for payment of any compensation to executive officers which is intended to be performance based for purposes of Section 162(m) of the Internal Revenue Code (the "Code"); to amend the Company's employee stock plans, subject to shareholder and other approvals as may be required by applicable law; and to make recommendations to the Board of Directors concerning training and other development of the Company's management personnel. All decisions by the Committee relating to compensation of executive officers may be reviewed and approved by the full Board prior to taking effect, except for actions taken by the Committee pursuant to the Company's employee stock plans.

 Executive Compensation Philosophy

  The Company's executive compensation philosophy continues to stress:

  . Basing a major portion of each executive's annual cash compensation on annual profitability of the Company or subsidiary for which the executive is primarily responsible;

  . Aligning the financial interests of executives with long-term returns to the shareholders; and,

  . Providing a competitive executive compensation package to enable the Company to attract and retain talented executives.

 Executive Compensation Program

  The Company's executive compensation program has three major components: executives' base salaries, an incentive plan for awarding annual cash bonuses, and a long-term incentive plan for awarding stock options.

  BASE SALARY. In fiscal year 1995, the Committee determined base salaries of the Company's executive officers, including those named in the Summary Compensation Table (the "Named Executives"), based on the Committee's subjective assessment of several factors. These factors included (1) the performance of the Company or applicable subsidiary, (2) the executive's individual accomplishments, (3) the executive's managerial capabilities, and
(4) other subjective factors deemed relevant by the Committee. There was no specific weighting of these factors. The Committee's base salary determinations followed annual appraisals of each executive which were conducted by the Company's President and Senior Vice President, Finance, except that the appraisal of the Senior Vice President, Finance was made by the President and the appraisal of the President was made by the Committee alone.

  For fiscal year 1996, base salaries of the Company's executive officers were determined by the Committee following completion of an executive compensation study. The study was prepared at the Committee's direction by an external compensation consultant from KPMG Peat Marwick L.L.P. to evaluate the Company's executive compensation practices. The study examined salaries of senior executives at companies similar to the Company in revenue and asset size, as such salaries were reported in proxy data (in the case of thirteen such companies engaged in technology-based manufacturing in the United States) and surveys. These companies differed from the peer companies included in the Dow Jones Diversified Technology Index used for comparing share investment performance set forth below in this Proxy Statement, which are generally substantially larger in revenue and asset size and were, therefore, deemed inappropriate for purposes of base salary comparisons. The Committee determined to target the Company's executive salaries within a range between the median and seventy-fifth percentile of the range of corresponding surveyed salaries to be competitive in the hiring and retention of high caliber executives. The Committee's determination of salaries was made subjectively with reference to these base salary ranges based on the same factors considered by the Committee in determining base salary in fiscal 1995, including annual appraisals of each executive's performance. As in fiscal 1995, there was no specific weighting of these factors.

  ANNUAL INCENTIVE BONUS PLAN. In fiscal year 1995, cash bonuses were awarded to employees of the Company and its subsidiaries, including the Named Executives, pursuant to the Company's annual incentive bonus plan. Bonuses under the plan are paid from bonus pools which are funded on the basis of formulas determined at the beginning of the year by the Committee and submitted to the full Board of Directors for approval. Separate bonus pools are provided for employees of the Company and for employees of each of its subsidiaries, with each pool being funded based on a percentage of the pre-tax, pre-bonus profits of the applicable entity plus a percentage of the improvement, if any, in such profits over a threshhold level based on the highest annual pre-tax, pre-bonus profits achieved by the entity during the prior three years. Such respective percentages in 1995, as in 1994, were 0.75% and 2.25% for the corporate-level pool and 1% and 3% for each subsidiary-level pool. Profit figures may be adjusted by the Committee to offset the effect of certain income or expense items. Target and maximum amounts for cash bonus awards in fiscal 1995 were determined at the beginning of the fiscal year as a percentage of each participant's salary. For the Named Executives, the maximum attainable amount was 100% and the target amount was 50% of base salary, based on a subjective determination made by the Committee and approved by the Board of Directors; for other participants, the target and maximum attainable amount depended on the employee's position. Awards are made under the plan only to the extent that the applicable bonus pool has been funded.

  For fiscal year 1996, the bonus pool funding formulas used in fiscal year 1995 were retained, except that the Committee determined that interest income and expense, as well as bonuses and taxes, shall be excluded from the calculation of profit for the purpose of determining profit improvement between current and past years for purposes of making bonus pool funding determinations. This change was made to emphasize growth in core operating earnings of the Company. The 50%-of-base-salary bonus target was also retained for fiscal 1996, but the Committee reduced the maximum attainable bonus percentage for 1996 to 75% of base salary, which is more consistent with market practice based on the study.

  LONG-TERM INCENTIVE PLAN. In fiscal year 1995, stock options were granted pursuant to the Company's 1992 Employee Stock Plan (the "Employee Plan"). Option grants are intended to provide a form of long-term incentive that links management rewards to shareholder value creation over a period of time which is longer than the annual profit incentive bonus. Option grants also facilitate the accumulation by each key employee of an equity interest in the Company. Under the Employee Plan, incentive and non-qualified stock options to purchase up to a maximum of 1,500,000 shares (or, 3,000,000 shares if the amendments referred to below are approved by shareholders) of the Company's common stock (subject to proportionate adjustment in certain events) over the ten year duration of the plan may be granted to key managers of the Company and its subsidiaries, including the Named Executives. The exercise price of stock options equals 100% of the fair market value of a share of the Company's common stock on the option grant date (or, 110% of the fair market value in the case of grants of incentive stock options to Mr. H. Joseph Gerber, who owns more than 10% of the Company's outstanding common stock). No option may be exercised later than ten years from the grant date (or, five years from the grant date in the case of incentive stock options granted to Mr. Gerber). The size and timing of option grants depends on several factors. These factors include: (1) previous grants to the executive, (2) recent corporate or subsidiary profit performance, as applicable, and (3) the Committee's subjective assessment of the executive's overall contribution to the Company's success. No particular weighting is given to these factors. Option grants have generally been considered every four years and on certain events such as promotions. In keeping with this pattern, in fiscal year 1995, options to purchase 7,500 shares of the Company's common stock were granted to one of the Named Executives in connection with a promotion, making his cumulative option total commensurate with the number of options granted to other senior executives at the same organizational level. There were no stock option grants to any of the other Named Executives, who had all received grants within the prior four years.

  For fiscal year 1996, the Committee revised the Company's long-term incentive plan for executive officers and other key managers by amending and restating the Employee Plan, subject to the approval of shareholders at the annual meeting. The revision is intended to strengthen the tie between long-term returns to the Company's shareholders and the financial interests of the Company's executive officers and other key managers, through additional incentives and rewards for generating increased shareholder value. The proposed amendments permit cash "Performance Units" to be granted in conjunction with options granted under the amended and restated Employee Plan. These Performance Units are payable on attainment of certain pre-established performance goals to be set by the Committee covering periods of at least 12 months. Their value equals the exercise price of a related stock option and associated income taxes on a grossed-up basis, and are only payable if the holder has previously exercised or simultaneously exercises a related stock option. For a more detailed description of the proposed amendments to the Employee Plan, see "Approval of the Gerber Scientific,

Inc. 1992 Employee Stock Plan, as Amended and Restated as of April 28, 1995" in this Proxy Statement. The Committee intends to consider grants under the amended and restated Employee Plan every two years to reflect competitive award opportunities for similar executive positions in comparable companies, but may make grants at any time in the exercise of its discretion.

 Compensation of the Chief Executive Officer

  The fiscal year 1995 base salary of the Chief Executive Officer of the Company was based on the Committee's subjective assessment of the same factors described above in this report under the caption "Base Salary." Mr. H. Joseph Gerber's fiscal year 1995 base salary was established at $469,000, approximately a 6% increase over the $442,000 rate in effect for the preceding fiscal year. This increase was determined subjectively and was based on the Company's improved sales and significant improvement in earnings. It was further based on the Committee's subjective assessment of Mr. Gerber's continued extraordinary leadership of the Company, including significant technical and managerial contributions.

  The fiscal year 1995 annual cash bonus awarded to Mr. Gerber was based on the Company's annual incentive bonus plan pertaining to the corporate bonus pool described above in this report under the caption "Annual Incentive Bonus Plan." For Mr. Gerber, like the other Named Executives, the maximum attainable amount was 100% and the target amount was 50% of base salary. Mr. Gerber's annual cash bonus was $293,041, an increase from the $181,726 amount paid for the preceding fiscal year. This increase was due primarily to increased pre-tax, pre-bonus profits of the corporate entity. No grant was made to Mr. Gerber under the Company's long-term incentive plan during fiscal year 1995. As indicated above in this report under the caption "Long-Term Incentive Plan," prior to fiscal year 1996, option grants generally were considered every four years, and Mr. Gerber had already received grants within the then-prior four years.

 Policy on Deductibility of Executive Compensation

  The Committee's policy on deductibility of executive compensation is made with reference to Section 162(m) of the Code and regulations thereunder, which would disallow a deduction by the Company generally on compensation in excess of $1 million for any of the Named Executives, but not on compensation which is performance-based compensation within the meaning of Section 162(m). Compensation which is payable because of the attainment of pre-established performance goals will qualify as 162(m) performance-based compensation if (1) the performance goals are established by an independent compensation committee of the board of directors and (2) the material terms of the compensation and performance goals have been approved by shareholders prior to payment.

  The Committee intends to provide for the deductibility of all long-term incentive plan expenses and will seek to qualify the proposed amended and restated Employee Plan as performance-based compensation within the meaning of
Section 162(m). Indeed, the Committee generally intends to retain the deductibility of all executive compensation expenses, although the Committee recognizes that circumstances may arise in which the interests of the Company and shareholders are best served by decisions which limit this deductibility, and the Committee will act in its best judgment in such circumstances.

                               Management Development and Compensation
                               Committee
                                          Mr. Edward E. Hood, Jr., Chairman
                                          Mr. Stanley Simon
                                          Mr. A. Robert Towbin
                                          Mr. William Jerome Vereen

                    EXECUTIVE COMPENSATION AND TRANSACTIONS

  The following table shows compensation for services during the years ended April 30, 1995, 1994, and 1993 for the President and the four other most highly compensated executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                      LONG-TERM COMPENSATION
                                                               ------------------------------------
                                  ANNUAL COMPENSATION                   AWARDS            PAYOUTS
                         ------------------------------------- ------------------------ -----------
          (A)            (B)     (C)        (D)        (E)          (F)         (G)         (H)        (I)
                                                                             SECURITIES
                                                      OTHER                  UNDERLYING             ALL OTHER
                                                   ANNUAL COM-  RESTRICTED    OPTIONS/   LONG-TERM   COMPEN-
        NAME AND                                    PENSATION      STOCK        SARS     INCENTIVE   SATION
   PRINCIPAL POSITION    YEAR SALARY ($) BONUS ($)     ($)     AWARDS ($)(1)   (#)(2)   PLAN ($)(3)  ($)(4)
   ------------------    ---- ---------- --------- ----------- ------------- ---------- ----------- ---------
H. Joseph Gerber........ 1995  $465,885  $293,041       $0           $0             0        $0       $500
President                1994   440,039   181,736        0            0             0         0        500
                         1993   425,000    66,725        0            0             0         0        500
George M. Gentile....... 1995   276,165   173,708        0            0             0         0        500
Senior Vice President,   1994   260,934   107,766        0            0         2,500         0        500
 Finance                 1993   250,846    39,383        0            0             0         0        500
Fredric K. Rosen........ 1995   228,421   226,684        0            0             0         0        500
Senior Vice President    1994   215,360    34,089        0            0             0         0        500
                         1993   207,231   122,975        0            0        20,000         0        500
Ronald B. Webster....... 1995   239,408   166,388        0            0             0         0        500
Senior Vice President    1994   226,015   131,767        0            0             0         0        500
                         1993   218,400    68,492        0            0             0         0        500
Richard F. Treacy, Jr... 1995   158,269    99,551        0            0         7,500         0        500
Senior Vice President    1994   143,846    59,408        0            0         1,500         0        500
 and General Counsel     1993   134,038    21,044        0            0        12,500         0        500

--------
(1) The Company does not offer any such restricted stock award plan.
(2) The securities underlying the options are shares of the Company's common stock; the Company does not grant stock appreciation rights (SARs).
(3) The Company did not have a long-term incentive plan in effect for the years covered in this table.
(4) Each executive officer received $300 in matching contributions under the Company's 401(k) defined contribution plan and $200 as a Christmas bonus.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                  POTENTIAL REALIZABLE
                                                                                    VALUE AT ASSUMED
                                                                                 ANNUAL RATES OF STOCK
                                                                                   PRICE APPRECIATION
                                            INDIVIDUAL GRANTS                       FOR OPTION TERM
                          ------------------------------------------------------ ----------------------
          (A)                  (B)            (C)            (D)         (E)        (F)         (G)
                            NUMBER OF
                           SECURITIES     % OF TOTAL
                           UNDERLYING   OPTIONS GRANTED  EXERCISE OR
                             OPTIONS     TO EMPLOYEES   BASE PRICE(2) EXPIRATION
          NAME            GRANTED(#)(1) IN FISCAL YEAR  ($ PER SHARE)    DATE      5%(3)      10%(3)
          ----            ------------- --------------- ------------- ---------- ---------- -----------
H. Joseph Gerber........          0          0.0%            n/a         n/a        n/a         n/a
George M. Gentile.......          0          0.0%            n/a         n/a        n/a         n/a
Fredric K. Rosen........          0          0.0%            n/a         n/a        n/a         n/a
Ronald B. Webster.......          0          0.0%            n/a         n/a        n/a         n/a
Richard F. Treacy, Jr. .      7,500          8.6%          $14.37      10/5/04      $67,800    $171,800

--------
(1) These options become exercisable in installments of 25% per year beginning in fiscal year 1996. The terms of the plan provide that these options may become exercisable in full in the event of a change of control (as defined in the plan).
(2) All stock options were granted at the fair market value of the common stock on the date of grant. These options were granted on October 6, 1994.
(3) Pursuant to Securities and Exchange Commission rules, columns (f) and (g) show gains that might exist for the options over a period of ten years at 5% and 10% annual compounded appreciation in the stock price. This method of valuation is hypothetical; if the stock price does not increase above the exercise price, the compensation to the named executive will be zero. If this same methodology was used to determine the potential realizable gain for all stockholders over this same period (October 6, 1994 through October 5, 2004), the gain based on 5% annual appreciation would be approximately $215,000,000 and the gain based on 10% annual appreciation would be approximately $544,000,000. The potential gain related to the options granted to all of the named executives above represents approximately .03% of the total potential gain to stockholders using this valuation method. These are assumed rates of appreciation and are not intended to forecast future appreciation of the Company's common stock. Actual gains, if any, on option exercises and share holdings are dependent on the future performance of the Company's stock price.

  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                    VALUES

          (A)                 (B)          (C)          (D)          (E)          (F)          (G)
                                                      NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                                     UNDERLYING UNEXERCISED         IN-THE-MONEY
                                                        OPTIONS AT FISCAL         OPTIONS AT FISCAL
                             SHARES                       YEAR-END (#)             YEAR-END ($)(1)
                          ACQUIRED ON     VALUE     ------------------------- -------------------------
          NAME            EXERCISE (#) REALIZED ($) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----            ------------ ------------ ----------- ------------- ----------- -------------
H. Joseph Gerber........        0          $ 0        30,000       10,000      $ 86,102     $ 28,700
George M. Gentile.......        0            0        34,375        6,875       211,237       22,162
Fredric K. Rosen........        0            0         5,000       10,000        26,250       52,500
Ronald B. Webster.......        0            0        24,000        5,000       131,130       19,350
Richard F. Treacy, Jr. .        0            0        15,625       14,875       106,455       42,000

--------
(1) These amounts represent the difference between the exercise price of the stock options and the closing price of the Company's common stock on April 28, 1995 ($15.37) for all options held by each named executive. The stock option exercise prices ranged from $7.25 to $14.37. All stock options are granted at the fair market value of the common stock on the date of grant except in the case of incentive stock option grants to Mr. Gerber which are at 110% of the fair market value on the date of grant.

PERFORMANCE GRAPH

  The following graph and table compare the performance of the Company's common stock with that of the S&P 500(R) and the Dow Jones Diversified Technology group for the past five years. The graph plots the growth in value of an initial $100 investment over the indicated time periods, with dividends reinvested.

                            CUMULATIVE TOTAL RETURN
                Based on investment of $100 on April 30, 1990,
                      assuming reinvestment of dividends


                             [GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
                          Apr-90   Apr-91   Apr-92   Apr-93   Apr-94   Apr-95
--------------------------------------------------------------------------------
Gerber Scientific, Inc.    $100     $ 85     $ 95     $106     $126     $131
--------------------------------------------------------------------------------
S&P 500(R)                 $100     $118     $134     $147     $154     $181
--------------------------------------------------------------------------------
Dow Jones Diversified
Technology Index           $100     $116     $129     $155     $164     $200
--------------------------------------------------------------------------------

  In accordance with rules promulgated by the Securities and Exchange Commission, the information included under the caption "Report of the Management Development and Compensation Committee of the Board of Directors on Executive Compensation" will not be deemed to be filed or to be proxy soliciting material or incorporated by reference in any prior or future filings by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934.

PENSION PLANS

  The Company maintains a non-contributory defined benefit pension plan, the Gerber Scientific, Inc. and Participating Subsidiaries Pension Plan ("Pension Plan"), covering full-time domestic employees, and a supplemental pension benefit plan ("Supplemental Pension Benefit Plan"). Effective May 1, 1995 retirement benefits under the Pension Plan are based on an employee's years of service and average annual compensation during the employee's five consecutive highest-paid years in the last ten years. Compensation for this purpose includes salary and other compensation paid by the Company and reportable on Form W-2, but excludes fringe benefits (cash and noncash) including compensation related to stock option plans which is reported in the Summary Compensation Table in this Proxy Statement. The Code limits the amount of compensation that may be considered and the annual benefits which may be payable from the Pension Plan. Retirement benefits in excess of these limitations are provided under the Supplemental Pension Benefit Plan which is an unfunded arrangement.

  The following table shows the estimated annual benefits payable to a participant attaining age 65 in 1995 under the Pension Plan and the Supplemental Pension Benefit Plan for specified years of service at age 65. The table assumes that the given level of compensation is the compensation for the last calendar year in the five-year averaging period, and uses a five percent per year salary progression to determine five-year average compensation. The benefits shown in the table are the plan formula benefits and reflect a reduction for social security benefits. Each of the benefits shown is payable as a straight life annuity. Benefits are reduced if a survivor's benefit is payable. On retirement at ages earlier than 65, benefits may be reduced depending upon age and service at retirement.

                                         YEARS OF SERVICE
              -----------------------------------------------------------------------
COMPENSATION     15       20       25       30       35       40       45       50
------------  -------- -------- -------- -------- -------- -------- -------- --------
  $125,000    $ 21,906 $ 31,033 $ 37,239 $ 43,826 $ 52,330 $ 60,833 $ 69,337 $ 77,840
   150,000      27,008   37,836   45,743   54,030   64,235   74,439   84,643   94,847
   175,000      32,110   44,639   54,246   64,235   76,139   88,044   99,949  111,854
   200,000      37,212   51,441   62,749   74,439   88,044  101,650  115,255  128,860
   225,000      42,314   58,244   71,253   84,643   99,949  115,255  130,561  145,867
   250,000      47,416   65,047   79,756   94,847  111,854  128,860  145,867  162,874
   300,000      57,620   78,652   96,763  115,255  135,663  156,071  176,479  195,888
   400,000      78,028  105,863  130,777  156,071  183,282  210,493  237,704  264,915
   500,000      98,437  133,074  164,790  196,888  230,901  264,915  298,928  332,942
   600,000     118,845  160,285  198,804  237,704  278,520  319,337  360,153  400,969
   700,000     139,253  187,496  232,817  278,520  326,139  373,758  421,377  468,996
   800,000     159,661  214,707  266,831  319,337  373,758  428,180  482,602  537,024

  As of normal retirement age (65) or attained age, if later, the years of service credited for retirement benefits for the Company's named executives in the Summary Compensation Table would be as follows: 47 years for H. Joseph Gerber; 38 years for George M. Gentile; 16 years for Fredric K. Rosen; 43 years for Ronald B. Webster; and 23 years for Richard F. Treacy, Jr.

  The current compensation covered by the plans for the named executive officers does not differ substantially from that set forth in the annual compensation columns of the Summary Compensation Table.

401(K) PLAN

  The Company's 401(k) deferred compensation plan (the "401(k) Plan") covers full-time domestic employees who have attained age 21 and have one year of service. Under the 401(k) Plan, participating employees may contribute from 2% to 15% of their salary on a "pre-tax" basis, subject to a calendar year limitation of $9,240 in 1994 and 1995, plus up to 10% of their salary on an "after-tax" basis. The Company matches 50% of the first 6% of a participant's pre-tax contribution, up to a maximum annual Company contribution of $300 per participant. Upon termination of service, disability, death, or retirement, a participant is entitled to receive the value of his/her account, adjusted for any investment earnings or losses.

  APPROVAL OF THE GERBER SCIENTIFIC, INC. 1992 EMPLOYEE STOCK PLAN, AS AMENDED
                         AND RESTATED AS OF APRIL 28, 1995

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE 1992 EMPLOYEE STOCK PLAN, AS AMENDED AND RESTATED.

  On September 24, 1992, the Company's shareholders approved the Gerber Scientific, Inc. 1992 Employee Stock Plan (the "Employee Plan"). The Employee Plan provides for grants of Incentive Stock Options and Nonqualified Options (collectively, "Options") to key employees of the Company or any of its majority-owned U.S. subsidiaries ("Subsidiaries") who make important and direct contributions to the success of the Company and its Subsidiaries. The purpose of the Employee Plan is to allow the Company to offer as an additional incentive to these individuals the opportunity to increase their proprietary interest in the Company.

  The Management Development and Compensation Committee of the Company's Board of Directors, which is responsible for compensation matters relating to the Company's key employees, recently determined that it was in the best interests of the Company to amend and restate the Employee Plan. Accordingly, the Committee approved and adopted the Employee Plan, as amended and restated (the "Amended and Restated Employee Plan"), subject to ratification and approval by the Board of Directors and approval by the Company's shareholders. The Board of Directors ratified and approved the Amended and Restated Employee Plan on April 28, 1995, and now submits the Amended and Restated Employee Plan to shareholders for their approval.

PROPOSED AMENDMENTS

  The proposed amendments to the Employee Plan are designed to further the original purpose of the Employee Plan as well as to create additional incentives and rewards for key employees for generating increased shareholder value. A number of the proposed amendments incorporate requirements imposed under Section 162(m) of the Code to maximize the tax deductibility of compensation paid to key employees under the Amended and Restated Employee Plan. Code Section 162(m), enacted in 1993, generally limits to $1 million per individual per year the federal income tax deduction for compensation paid by a publicly-held company to certain executive officers. Compensation that qualifies as "performance-based compensation" for purposes of Code Section 162(m) is not subject to the $1 million compensation deduction limitation. The Amended and Restated Employee Plan includes provisions that, when approved by shareholders, are intended to permit compensation attributable to grants made under the plan to qualify as "performance-based compensation." In addition, the proposed amendments:

  . increase the number of shares of Company common stock available for grants of Options from 1,500,000 to 3,000,000;

  . permit grants of performance units in conjunction with Option grants where the performance units become payable in cash in the event specified performance goals are attained and the grantee simultaneously exercises related Options with that cash; and

  . allow for grants of Options that are transferable under limited circumstances for estate planning purposes.

         SUMMARY DESCRIPTION OF THE AMENDED AND RESTATED EMPLOYEE PLAN

  The following is a summary of the material features of the Amended and Restated Employee Plan. Capitalized terms used in this summary which are not defined herein have the meanings ascribed to them in the Amended and Restated Employee Plan. The full text of the Amended and Restated Employee Plan is attached to this Proxy Statement as Exhibit A, and this summary is qualified in its entirety by reference to that Exhibit.

  Shares Available Under the Amended and Restated Employee Plan. The aggregate number of shares of common stock of the Company, $1.00 par value ("Common Stock"), with respect to which Options may be granted under the Amended and Restated Employee Plan is 3,000,000 shares, an increase of 1,500,000 shares over the number of shares of Common Stock originally made available for grant under the Employee Plan. The shares of Common Stock issuable upon exercise of Options may be authorized but unissued shares or shares which have been reacquired by the Company, including shares purchased in the open market. If any Option expires or is terminated unexercised, new Options may thereafter be granted covering such shares.

  The aggregate number of Performance Units that may be granted under the Amended and Restated Employee Plan is 2,000,000.

  The Amended and Restated Employee Plan includes anti-dilution provisions that provide for proportionate adjustments in the number of Performance Units and the number of shares of Common Stock available for grant of Options under the plan, and in outstanding Options and Performance Units (collectively "Grants") in the event of certain corporate restructuring events, stock dividends, or similar transactions.

  Eligibility. Grants may be made only to key employees, including officers, who on the date of grant are employed by the Company or any of its Subsidiaries and have managerial, supervisory, professional, scientific, engineering, or similar responsibilities. A director of the Company or any Subsidiary who is not an employee is not eligible to receive Options or Performance Units under the Amended and Restated Employee Plan. Approximately 140 employees are eligible to receive Grants under the Amended and Restated Employee Plan.

  Administration. The Amended and Restated Employee Plan is to be administered by a committee of the Company's Board of Directors (the "Committee"). Each member of the Committee must be a "disinterested person" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") and an "outside director" for purposes of Code Section 162(m). The Management Development and Compensation Committee of the Board of Directors serves as the Committee. Among its responsibilities, the Committee has sole and exclusive discretion (subject to the terms of the Amended and Restated Employee Plan): to designate key employees to whom Grants are to be made; to authorize and make Grants; to determine the number of shares subject to each Option and number of Options granted pursuant to any Grant Agreement, the Option Price thereof, and whether the Options covered thereby are Incentive Stock Options or Nonqualified Options; to determine the number of Performance Units granted to any Participant; to determine the time or times when and the manner in which each Option shall be exercisable; to determine the time or times when, and the conditions to and manner in which, each Performance Unit shall be paid; to establish the criteria, including but not limited to performance-based criteria, for the vesting and/or acceleration of the vesting of Grants; to determine the duration of the exercise period for each Option and the duration of each Performance Unit; and to make all other determinations deemed necessary or advisable for the administration of the Amended and Restated Employee Plan. The terms of each Grant will be reflected in a Grant Agreement executed by the recipient of the Grant and a proper officer of the Company.

 Options

  Types of Options. Options may be granted under the Amended and Restated Employee Plan as Incentive Stock Options or as Nonqualified Options. Options that are granted as Incentive Stock Options are intended to satisfy the requirements of Code Section 422.

  Exercise Price. The price per share of Common Stock subject to Options will be no less than 100% (110% in the case of a grant of an Incentive Stock Option to an owner of more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries) of the Fair Market Value of such stock on the date of grant.

  On August 4, 1995 the closing price of Common Stock as reported in the New York Stock Exchange-Composite Transactions listing was $17.375 per share.

  Duration of Options. Each Grant Agreement will specify the exercise period for an Option. No Option will be exercisable later than ten years from the date of its grant, or five years from the date of its grant in the case of an Incentive Stock Option granted to an owner of more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries.

  Exercise of Options. Options will be exercisable on or following the date or dates determined by the Committee and specified in each Grant Agreement. The Committee may exercise discretion to change the date on which an outstanding Option becomes exercisable; provided, that an exercise date designated in a Grant Agreement may not be changed to a later date without the consent of the Participant. The Committee expects that some Option grants under the Amended and Restated Employee Plan will provide for accelerated vesting upon certification by the Committee that certain preestablished performance goals, which will be specified in Grant Agreements relating to such Options, have been attained. It is anticipated that Options granted under the Amended and Restated Employee Plan that provide for accelerated vesting in the event of certification of the attainment of performance goals will be granted in conjunction with, and will be related to, Performance Units.

  As under the Employee Plan, the following terms will apply to an Option granted under the Amended and Restated Employee Plan: (i) an Option will become fully vested and exercisable as of the date a Participant terminates employment with the Company or its Subsidiaries because of the Participant's death or Permanent Disability; (ii) an Option or part thereof that would become exercisable within two years from the date a Participant terminates employment with the Company or its Subsidiaries because of Retirement at normal retirement age of 65 will become immediately exercisable at such time without regard to any accelerated vesting upon attainment of performance goals; (iii) in the event of a Change of Control of the Company, all unexercised outstanding Options will become immediately exercisable in full and generally may be exercised any time on or after the first day following public disclosure of the Change of Control; and (iv) in the event of a Change of Control by reason of a merger, consolidation, liquidation, dissolution, or sale of all or substantially all of the assets of the Company, Options will become exercisable and generally may be exercised as of the effective date of such event and will expire on such date if not exercised. In addition, the Amended and Restated Employee Plan provides that in the event a Grant Agreement includes provisions with respect to accelerated vesting upon the attainment of performance goals, and as of the date of a Participant's termination of employment due to Retirement at normal retirement age of 65 the Company has completed a performance period, but the Committee has not yet certified the attainment of the applicable performance goals, then the Participant will become vested upon such certification in such Options as have become vested as a result of the attainment of such performance goals.

  As under the Employee Plan, an Option granted under the Amended and Restated Employee Plan that has become exercisable generally may be exercised following termination of employment with the Company or any of its Subsidiaries, to the extent it was exercisable on the date of such termination, within the earlier of the expiration date of the Option or 30 days after such termination. Options will expire on the date of termination if termination is the result of the Participant's fraud or other gross misconduct. In addition, if employment terminates as a result of death or Permanent Disability, the exercise period is extended to the earlier of the expiration date of the Option or two years following the date of death or Permanent Disability. If a Participant retires after attaining normal retirement age of 65, an Option may be exercised, to the extent it would become exercisable within two years from the date of Retirement (without regard to any accelerated vesting upon attainment of performance goals), within the earlier of the expiration date of the Option or two years following such Retirement. If a Participant dies within two years following termination of employment by reason of Retirement or Permanent Disability, an Option may be exercised within the greater of (i) one year following the date of death or (ii) the remainder of the two-year period following such Retirement or Permanent Disability, but in no event later than the expiration date of the Option.

  Payment for stock purchased upon exercise of an Option must be made in full at the time of exercise, either in cash or by delivery of previously-owned shares of Common Stock.

  Sales of Stock Underlying Options. The Amended and Restated Employee Plan, like the Employee Plan, specifies that Common Stock purchased upon exercise of an Option by a Participant who is subject to the reporting requirements of
Section 16(a) of the Exchange Act ("Insider Participants") may not be disposed of until a date at least six months after the date of grant of such Option, unless such disposition would not otherwise result in liability under Section 16(b) of the Exchange Act.

 Performance Units

  Granting of Performance Units. The Amended and Restated Employee Plan provides the Committee with discretion to grant Performance Units in conjunction with Options granted under the Amended and Restated Employee Plan. The Committee, in its sole discretion, will determine the number of Performance Units, if any, granted to a Participant in conjunction with Options. Performance Units will relate to Options that are granted to a Participant at the same time and which vest at the same time as the Performance Units or earlier in accordance with the terms of a Grant Agreement ("Related Options"). A Performance Unit entitles its holder to receive from the Company, subject to realizing certain preestablished performance goals to be set by the Committee, an amount of cash equal to the Option Price of a Related Option plus the amount of federal and state personal income taxes owed by the Participant as a result of receiving a cash payment under a vested Performance Unit. In addition, the value of a vested Performance Unit includes the amount of federal and state personal income taxes owed by the Participant in connection with his or her exercise of the Related Option. The portion of the value of a vested Performance Unit that is related to a Participant's tax liability in connection with payment under a Performance Unit and exercise of a Related Option is calculated assuming the maximum combined federal and Connecticut state income tax rates on a specified date and is determined on a "grossed-up" basis. See Section 7.1 of Exhibit A to this Proxy Statement for a description of the specific formula that applies in determining the amount of cash payable under a vested Performance Unit.

  Preestablished Performance Goals. A Performance Unit does not become payable unless a preestablished performance goal relating to such payment has been attained and the Committee has so certified. Performance goals will be established for a consecutive twelve-month or longer period (each, a "Performance Period") by the Committee in compliance with Code Section 162(m). Performance goals must be based on one or more of the following business criteria:

                             return on equity;
                             return on assets;
                             net income; and/or
                             earnings per share,

provided, however, that in establishing performance goals based on these business criteria, the Committee may make adjustments to the business criteria for changes in accounting principles and/or other items that are required by generally accepted accounting principles ("GAAP") to be separately disclosed in the Company's financial statements, such as the effects of any accounting changes, and after-tax gains or losses as a result of patent litigation.

  Payment of Performance Units. No payment will be made under any Performance Unit unless (i) the Committee has certified that the performance goal with respect to such Performance Unit has been met, and (ii) the holder of such Performance Unit has previously exercised or simultaneously exercises a Related Option. If, as of the date a Participant terminates employment with the Company because of death, Permanent Disability, or Retirement, the Company has completed a performance period and attained the performance goals relating to such performance period, but the Committee has not yet so certified, then any outstanding Performance Unit earned by virtue of attaining such performance goals may be paid to the Participant or, in the event of the Participant's death, to the Participant's beneficiary, provided the Participant, or the Participant's beneficiary in the event of the Participant's death, simultaneously exercises or has previously exercised a Related Option. Except as provided in the immediately preceding sentence, if a Participant's employment with the Company is terminated for any reason, all Performance Units granted to such Participant shall terminate and be of no further force or effect.

  The Committee has determined that Participants will be advised that Common Stock underlying a Related Option that is purchased with the proceeds of a vested Performance Unit is expected to be owned by the Participant for at least three years and that earlier disposition of such Common Stock could adversely affect the number of Grants in the future to such Participant under the Amended and Restated Employee Plan.

  Form of Payment for Performance Units. The Company will make payment under a vested Performance Unit solely in cash.

  Amendment and Termination. As under the Employee Plan, the Committee may amend the Amended and Restated Employee Plan from time to time as it deems advisable; provided, however, that no amendment will become effective without prior approval of the shareholders which would (i) materially increase the benefits accruing to Insider Participants, (ii) materially increase the number of securities which may be issued under the Amended and Restated Employee Plan to Insider Participants, or (iii) materially modify the requirements as to eligibility for participation in the Amended and Restated Employee Plan to add a class of Insider Participants. Any increase in the number of shares available under the Amended and Restated Employee Plan for grant as Incentive Stock Options and any change in the designation of the group of employees eligible to receive Incentive Stock Options will be subject to shareholder approval in accordance with Section 422 of the Code. No amendment of the Amended and Restated Employee Plan may, without the consent of the holder of an existing Grant, adversely affect the Participant's rights thereunder.

  The Board of Directors may terminate the Amended and Restated Employee Plan at any time. Unless terminated sooner, the Amended and Restated Employee Plan will terminate on August 19, 2002.

  Other Terms and Conditions. The Amended and Restated Employee Plan provides that the maximum number of shares of Common Stock with respect to which Options may be granted to any Participant cannot exceed 300,000 shares in any two-year period, subject to adjustment under the plan's anti-dilution provisions. In addition, the Amended and Restated Employee Plan provides that the maximum number of Performance Units that may be granted to any Participant cannot exceed 300,000 in any two-year period, subject to adjustment under the plan's anti-dilution provisions.

  Options granted under the Amended and Restated Employee Plan will not be transferable other than by will or by the laws of descent and distribution. However, in the event Rule 16b-3 under the Exchange Act is revised in a manner that would permit transfer of Options without affecting the exemption of the Option under such rule, the Committee, in its sole and absolute discretion may grant Options that can be transferred by gift to or for the benefit of family members of the Participants or that can be transferred without consideration to a trust established by the Participant for his beneficiaries. Notwithstanding the foregoing, Options granted in conjunction with Performance Units will not be transferable under any circumstances other than by will or the laws of descent and distribution. Performance Units are not transferable under any circumstances.

  The Amended and Restated Employee Plan provides that it is a condition of a Participant's right to exercise an Option or to receive payment under a Performance Unit that the Participant pay, consent to the withholding by the Company of, or make other provision satisfactory to the Company for the payment of, any federal, state, or other taxes that the Company is obligated to withhold or collect with respect to Options and/or Performance Units.

 Federal Income Tax Consequences

  Nonqualified Options. Generally, a Participant will not realize taxable income at the time a Nonqualified Option is granted, nor will the Company be entitled to a deduction at that time. Upon exercise, the Participant generally will be treated as receiving compensation, taxable as ordinary income, in an amount equal to the difference between the fair market value of the shares at the time of exercise and the Option Price. At that time, subject to the limitations of Code Section 162(m), the Company normally will be entitled to a tax deduction in an amount equal to the amount included in income by the Participant.

  If a Participant pays all or a portion of the Option Price for a Nonqualified Option by surrendering previously acquired Common Stock, the exchange will not affect the tax treatment of the exercise. Upon such exchange, no gain or loss is recognized upon the surrender of the previously acquired shares of Common Stock to the Company, and the shares received by the Participant equal in number to the surrendered shares will have the same basis and holding period for capital gain or capital loss purposes as the surrendered shares. Shares received by the Participant in excess of the number of surrendered shares will have a basis equal to the fair market value of the Common Stock on the date of exercise and the holding period for capital gains purposes will commence on that date.

  Upon the sale of stock acquired upon exercise of a Nonqualified Option, the difference between any amount realized upon the sale and the fair market value of the shares at the time of exercise will be treated as a long or short-term capital gain or capital loss depending on how long the stock has been held.

  Incentive Stock Options. Generally, a Participant will not realize taxable compensation income at the time an Incentive Stock Option is granted or exercised. However, except in the event of death or disability, if an Incentive Stock Option is exercised more than three months following the Participant's termination of employment (a disqualifying exercise), the Participant will be treated as receiving compensation and will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the Option Price. Also, the excess of the fair market value of the shares received upon exercise of an Incentive Stock Option and the Option Price is potentially subject to the alternative minimum tax. If a Participant exercises an Incentive Stock Option by surrendering previously acquired shares of Common Stock, the exchange will not affect the tax treatment of the exercise. Upon such exchange, and except for disqualifying dispositions discussed below, no gain or loss is recognized upon the surrender of the previously acquired shares to the Company, and the shares received by the Participant equal in number to the surrendered shares will have the same basis and holding period for capital gain or capital loss purposes as the surrendered shares. Shares received by the Participant in excess of the number of surrendered shares will have a basis of zero and a holding period that commences on the date shares are issued to the Participant upon exercise of the Incentive Stock Option.

  When stock covered by an Incentive Stock Option is sold, the Participant will be taxed on the difference between the sale price and the Option Price. If the Participant has held the stock for at least one year after exercise of the Incentive Stock Option and two years after the date the Incentive Stock Option was granted, the gain, if any, will be treated as a long-term capital gain. If a Participant sells stock covered by an Incentive Stock Option in a disqualifying disposition, i.e., within one year after the exercise of the Incentive Stock Option or within two years after the grant of the Incentive Stock Option, the Participant will be treated as receiving compensation, taxable as ordinary income, in the year of the disqualifying disposition in the amount of the difference between the Option Price and the lesser of the fair market value of the stock on the date of exercise and the sale price of the stock. Any amount recognized as ordinary income upon the exercise of an Incentive Stock Option is added to the Option Price in determining the Participant's basis in the shares sold. In addition, under these circumstances, there may be an adjustment in the calculation of the Participant's alternative minimum tax.

  The Company generally is not entitled to a deduction as a result of the grant or exercise of an Incentive Stock Option. However, if the Participant recognizes ordinary income as a result of a disqualifying exercise or disposition, the Company is entitled to a deduction of an equivalent amount in the taxable year of the Company in which the disqualifying disposition or exercise occurs.

  Performance Units. Participants who are granted Performance Units will not recognize income at the time of grant. However, at the time the value of a Performance Unit is paid to a Participant, the full amount of the payment is treated as compensation that is taxable as ordinary income to the Participant, and will be subject to tax withholding at the time it is paid. Subject to the limitations of Code Section 162(m), the Company generally is entitled to claim an income tax deduction in an amount equal to the amount of ordinary income realized by the Participant.

  Code Section 162(m). The Amended and Restated Employee Plan includes provisions which, when approved by shareholders, are intended to make compensation attributable to Options and Performance Units eligible for the "performance-based compensation" exception to the $1 million compensation deduction limitation. In addition, the Committee intends to administer the Amended and Restated Employee Plan in a manner that would permit such compensation to so qualify. As a result, it is anticipated that the Company will be able to maximize the tax deductibility of the compensation attributable to Grants under the Amended and Restated Employee Plan.

NEW PLAN BENEFITS

  On May 21, 1995, the Committee granted certain Options and Performance Units to certain of the Company's key employees including its President and the four other most highly compensated executive officers of the Company. Each of these Grants has been conditioned on shareholder approval of the Amended and Restated Employee Plan. The following table provides information about such Grants.

                            GERBER SCIENTIFIC, INC.
               1992 EMPLOYEE STOCK PLAN, AS AMENDED AND RESTATED
                             AS OF APRIL 28, 1995

 (A)                         (B)        (C)         (D)         (E)         (F)
                                 DOLLAR
                                VALUE OF
                                 OPTIONS                      DOLLAR
                                 ($)(1)           NUMBER     VALUE OF    NUMBER OF
                          ---------------------     OF      PERFORMANCE PERFORMANCE
NAME AND POSITION           5% ($)    10% ($)   OPTIONS (#)  UNITS ($)   UNITS (#)
-----------------         ---------- ---------- ----------- ----------- -----------
H. Joseph Gerber........  $  990,509 $2,510,144   100,000       (2)       25,000
President
George M. Gentile.......     495,254  1,255,072    50,000       (2)       12,500
Senior Vice President,
 Finance
Fredric K. Rosen........     396,204  1,004,058    40,000       (2)       10,000
Senior Vice President
Ronald P. Webster.......     396,204  1,004,058    40,000       (2)       10,000
Senior Vice President
Richard F. Treacy, Jr. .     198,102    502,029    20,000       (2)        5,000
Senior Vice President
 and General Counsel
All Current Executive
 Officers, as a Group...   2,614,944  6,626,781   264,000       (2)       66,000
All Current Directors
 Who Are Not Executive
 Officers, as a Group...           0          0         0       (2)            0
All Employees Other than
 Executive Officers, as
 a Group................   3,952,131 10,015,476   399,000       (2)       76,500

--------
(1) Columns (b) and (c) show gains that might exist for the options over a period of ten years at 5% and 10% annual compounded appreciation in the stock price. This method of valuation is hypothetical; if the stock price does not increase above the exercise price, the compensation to the participant will be zero. If this same methodology was used to determine the potential realizable gain for all stockholders over this same period (May 21, 1995 through May 20, 2005), the gain based on 5% annual appreciation would be approximately $235,000,000 and the gain based on 10% annual appreciation would be approximately $596,000,000. The potential gain to the Executive Officers and the other employees included in the table represents approximately 2.8% of the total potential gain to stockholders using this valuation method. These are assumed rates of appreciation and are not intended to forecast future appreciation of the Company's common stock. Actual gains, if any, on option exercises and share holdings are dependent on the future performance of the Company's stock price.
(2) The value of the Performance Units will depend on the price of the Company's Common Stock on the date the Performance Units vest, if ever. The Performance Units will not vest and become payable unless the performance goals specified in the Grant Agreements are attained. If such performance goals are attained in full, then each Performance Unit would have a dollar value equal to $15.75 (the Option Price of one Related Option) plus the amount of federal and state personal income taxes owed by the Participant as a result of (i) exercising one related Option and (ii) receiving a cash payment under a vested Performance Unit, on a grossed-up basis. See Section 7.1 of Exhibit A to this Proxy Statement for a description of the specific formula that applies in determining the amount of cash payable under a vested Performance Unit.

  Each Option reflected in the above table gives the holder the right to acquire one share of the Company's Common Stock at the Option Price of $15.75, the Fair Market Value of a share of Common

Stock on the grant date. If the Amended and Restated Employee Plan is approved by the Company's shareholders, and subject to the terms of the Amended and Restated Employee Plan, the Options reflected in the above table that were granted to the Company's named executives and certain other key employees will vest and become exercisable six years from the grant date as specified in the Grant Agreements relating to such Options. These Grant Agreements provide that the vesting of all or a portion of the Options covered thereby will be accelerated and become exercisable if the Company attains certain performance goals relating to growth in the Company's annual compound earnings per share over one or more performance periods beginning on May 1, 1995 and ending on April 30 in the years 1997, 1998, 1999, and 2000. These Options also will vest and become exercisable in the event of the death, permanent disability or (in certain instances) retirement of the Participant or upon a Change of Control, in accordance with the terms of the Plan. See "Exercise of Options" above.

  The Committee granted Performance Units on May 21, 1995 in conjunction with the Options that provide for accelerated vesting upon the attainment of performance goals. These Performance Units will vest and become payable partially or totally only in the event the performance goals specified in the Grant Agreements are attained, and no amounts will be payable under a Performance Unit unless and until the Company satisfies within the designated performance periods the minimum specified performance goals that apply to accelerated vesting of Options. For a description of the formula that will apply in calculating the value of a vested Performance Unit, see Section 7.1 of Exhibit A to this Proxy Statement.

  In the foregoing table, 93,000 options granted on May 21, 1995 to certain key employees do not provide for accelerated vesting upon the attainment of performance goals. Rather, such Options vest in 25% increments each year beginning one year after the grant date as specified in the Grant Agreements relating to such Options. These Options will also vest and become exercisable in the event of the death, permanent disability or (in certain instances) retirement of the Participant or upon a Change of Control, in accordance with the terms of the Plan. See "Exercise of Options" above.

  It is not possible to determine the amount of Options and Performance Units that will be granted to any employee under the Amended and Restated Employee Plan in future years since the grants under the Amended and Restated Employee Plan are within the discretion of the Committee, nor is it possible to determine the amount of Performance Units that would have been granted to any employee under such plan during the last completed fiscal year if the Amended and Restated Employee Plan had been in effect during such year. If shareholders approve the Amended and Restated Employee Plan, the maximum number of shares subject to Options which may be granted to a Participant under the Amended and Restated Employee Plan during any two-year period is 300,000. Likewise, the maximum number of Performance Units which may be granted to a Participant under the Amended and Restated Employee Plan during any two-year period is 300,000. Information regarding grants made under the Employee Plan to the Company's President and the other four most highly compensated executive officers for the fiscal year ended April 30, 1995 is provided in the Proxy Statement section entitled, "Option Grants in Last Fiscal Year." In addition, during the same period, options to purchase 6,500 shares of the Company's common stock were granted to all current executive officers as a group under the Employee Plan and options to purchase 73,000 shares were granted to approximately 33 employees, including all current officers who are not executive officers.

VOTE REQUIRED FOR APPROVAL

  The affirmative vote of the holders of a majority of the shares of common stock represented at the meeting and entitled to vote is required for the adoption of the Amended and Restated Employee Plan. If this proposal is not approved by the Company's shareholders, the Employee Plan will continue in effect in the form approved by the Company's shareholders on September 24, 1992.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE 1992 EMPLOYEE STOCK PLAN, AS AMENDED AND RESTATED AS OF APRIL 28, 1995.

                             INDEPENDENT AUDITORS

  The Board of Directors has approved the appointment of KPMG Peat Marwick L.L.P as independent auditors to audit the financial statements of the Company for the fiscal year ending April 30, 1996. This firm has served as independent auditors for the Company for many years. The audit services rendered to the Company by KPMG Peat Marwick L.L.P during the year ended April 30, 1995, included examination of the annual financial statements of the Company, review of quarterly reports, and consultation on various accounting and tax matters.

  Representatives of KPMG Peat Marwick L.L.P are expected to be present at the annual meeting and will have the opportunity to make a statement if they wish. They will also be available to respond to appropriate questions.

                 SHAREHOLDER PROPOSALS FOR 1996 ANNUAL MEETING

  Shareholder proposals for the 1996 annual meeting must be received by the Company no later than March 27, 1996, for inclusion in the 1996 Proxy Statement and form of proxy.

                                OTHER BUSINESS

  The Board of Directors and management do not know of any matters to come before the annual meeting of shareholders other than those set forth in the accompanying Notice. If any other matters properly come before the meeting, however, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their best judgment and in the best interests of the Company.

                                          By Order of the Board of Directors

                                          /s/ David J. Gerber
                                          David J. Gerber
                                          Secretary


Dated at South Windsor, Connecticut,
this 28th day of August, 1995

                                                                      EXHIBIT A
                            GERBER SCIENTIFIC, INC.

                           1992 EMPLOYEE STOCK PLAN,
                 AS AMENDED AND RESTATED AS OF APRIL 28, 1995

                            ARTICLE 1. DEFINITIONS

  1.1 Board shall mean the Board of Directors of the Company.

  1.2 Change of Control shall mean (i) the acquisition by any person (including a group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act but excluding the Company or any of its subsidiaries or any person who or which was the beneficial owner on August 20, 1992 (the date the Board initially adopted the Plan), as reflected in a Schedule 13D or a
Schedule 13G filed with the Securities and Exchange Commission as of such date, of more than 6% of the combined voting power of the Company's then outstanding voting securities) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of the combined voting power of the Company's then outstanding voting securities; (ii) the first purchase of Common Stock pursuant to a tender offer or an exchange offer, other than an offer by the Company or any of its subsidiaries; or (iii) approval by shareholders of the Company of a merger, consolidation, liquidation or dissolution of the Company, or of the sale of all or substantially all of the assets of the Company.

  1.3 Code shall mean the Internal Revenue Code of 1986, as amended.

  1.4 Committee shall mean those members of the Board who are appointed by the Board to administer the Plan in accordance with the provisions of Article 5 of the Plan.

  1.5 Common Stock shall mean the common stock, $1.00 par value, of the Company.

  1.6 Company shall mean Gerber Scientific, Inc., its Subsidiaries and their successors and assigns.

  1.7 Effective Date shall have the meaning ascribed to such term in Section
2.2 of the Plan.

  1.8 Employee shall mean any employee of the Company or any Subsidiaries.

  1.9 Exchange Act shall mean the Securities Exchange Act of 1934, as amended.

  1.10 Fair Market Value shall mean, as applied to a specific date, the closing price for the Common Stock on such date as reported in the New York Stock Exchange-Composite Transactions by The Wall Street Journal, or if no Common Stock was traded on such date, on the next preceding day on which Common Stock was so traded. If the Common Stock is not listed and traded on the New York Stock Exchange, the Fair Market Value shall mean, as applied to a specific date, the closing price for the Common Stock on such date as reported on such other principal United States securities exchange registered under the Exchange Act on which the Common Stock is listed, or if the Common Stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of Common Stock on the National Association of Securities Dealers, Inc. Automated Quotations System.

  1.11 Grant shall mean, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, and/or Performance Units.

  1.12 Grant Agreement shall mean the written agreement evidencing the grant of an Option and/or a Performance Unit entered into between a Participant and the Company pursuant to the Plan. The Committee may designate any Grant Agreement evidencing only the grant of an Option as an Option Agreement.

  1.13 Grant Date shall mean, with respect to a particular Grant, the date as of which such Grant is granted by the Committee pursuant to the Plan.

  1.14 Incentive Stock Option shall mean any Option granted under this Plan which the Committee intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code.

  1.15 Insider Participant shall mean any individual who is selected by the Committee to receive Grants under the Plan and who is subject to the requirements of Section 16(a) of the Exchange Act, and the rules and regulations thereunder.

  1.16 Noninsider Participant shall mean any person who is selected by the Committee to receive Grants under the Plan who is not an Insider Participant.

  1.17 Nonqualified Option shall mean any Option granted under this Plan which is not an Incentive Stock Option.

  1.18 Option shall mean the right of a Participant to purchase Common Stock in accordance with the provisions of this Plan.

  1.19 Option Price shall mean the price per share of Common Stock to be paid by a Participant upon exercise of an Option, as stated in the Grant Agreement.

  1.20 Participant shall mean any Employee who satisfies the eligibility requirements of Article 3 of the Plan and who is selected by the Committee to receive a Grant under the Plan.

  1.21 Performance Unit shall have the meaning set forth in Section 7.1 of the Plan.

  1.22 Plan shall mean the Gerber Scientific, Inc. 1992 Employee Stock Plan and any amendments thereto.

  1.23 Retirement shall mean termination of employment, for reasons other than Permanent Disability or death, no earlier than the normal retirement age pursuant to the Gerber Scientific, Inc. and Participating Subsidiaries Pension Plan or any successor thereto, or age 65 if the Company does not maintain a pension or retirement plan.

  1.24 Rule 16b-3 shall mean Rule 16b-3 of the General Rules and Regulations under the Exchange Act or any successor act then in effect.

  1.25 Subsidiary shall mean any present or future majority-owned U.S. subsidiary of the Company which meets the definition of a "subsidiary corporation" set forth in Section 424(f) of the Code, at the time the Grant in question is made.

  1.26 Permanent Disability shall mean "permanent and total disability" as provided in Section 22(e)(3) of the Code.

                              ARTICLE 2. PURPOSE

  2.1 Purpose. The purpose of this Plan is to offer as an additional incentive to the officers and other key Employees who are the most responsible for the growth and success of the Company and its Subsidiaries, the opportunity to increase their proprietary interest in the Company under conditions which will encourage their continued employment in the service of the Company or its Subsidiaries and to recognize and reward their contribution to creating shareholder value.

  2.2 Effective Date. The Plan initially became effective August 20, 1992. No Incentive Stock Options, Nonqualified Options or Performance Units shall be granted under the Plan after August 19, 2002. The amended and restated Plan shall become effective upon approval by the affirmative vote of the holders of a majority of shares of Common Stock present or represented and entitled to vote at a meeting of shareholders to be held in 1995. A Grant made after the Board has approved the Plan, as amended and restated, but prior to the date of shareholder approval of the Plan as so amended and restated, shall be made subject to such approval.

                            ARTICLE 3. ELIGIBILITY

  3.1 Persons Eligible. Grants may be made only to Employees who are key Employees (which term shall be deemed to include officers) who on the granting date (i) are employed by the Company or any of its Subsidiaries and (ii) have managerial, supervisory, professional, scientific, engineering or similar responsibilities. A director of the Company or any Subsidiary who is not also an Employee shall not be eligible to receive a Grant. During the term of this Plan, Grants may be made to eligible Employees whether or not they hold or have held Grants under the Plan or options under previously adopted plans.

  The Committee shall determine, in its sole discretion, who is a key Employee and its decision shall be final, binding and conclusive.

                  ARTICLE 4. COMMON STOCK COVERED BY THE PLAN

  4.1 Plan Maximums. The aggregate number of shares of Common Stock with respect to which Options may be granted under the Plan shall be 3,000,000 shares, subject to adjustment as provided in Section 4.4 of the Plan. If any Option expires or is terminated unexercised, then the number of shares of Common Stock covered by such Option shall again be available for grant of an Option under the Plan.

  The aggregate number of Performance Units that may be granted under the Plan shall be 2,000,000, subject to adjustment as provided in Section 4.4 of the Plan. The payment of cash under any Performance Unit shall not be deemed to result in the issuance of any shares of Common Stock.

  4.2 Limitation on Option Grants Per Participant. The maximum number of shares of Common Stock with respect to which Options may be granted under this Plan to any Participant shall not exceed 300,000 shares in any two-year period, subject to adjustment as provided in Section 4.4 hereunder.

  4.3 Source of Shares. The shares to be issued upon exercise of Options granted under this Plan shall be made available, at the discretion of the Board, either from the authorized but unissued shares of Common Stock or from shares of Common Stock reacquired by the Company, including shares purchased in the open market.

  4.4 Adjustments to Grants. In the event that the number of outstanding shares of Common Stock is changed by reason of a split-up or combination or an exchange of shares or recapitalization or by reason of a stock dividend, merger, consolidation, reorganization, liquidation or the like, the number of shares for which Options may thereafter be granted under this Plan, the number of shares then subject to Options theretofore granted under this Plan, the price per share payable by the Participant upon exercise of such Options, the number of Performance Units which may thereafter be granted under the Plan, the number of Performance Units then granted under this Plan and the amount of cash payable by the Company pursuant to a Performance Unit shall be adjusted proportionately so as to reflect such change.

                     ARTICLE 5. ADMINISTRATION OF THE PLAN

  5.1 Committee. The Plan shall be administered by the Committee, which shall be composed of not less than two members of the Board appointed by the Board and serving at the Board's discretion; provided, that as long as the Company relies on the exemption contained in Rule 16b-3 as in effect prior to May 1, 1991, the Committee shall be composed of not less than three members of the Board. Each member of the Committee shall be a member of the Board who qualifies as a "disinterested person" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code and regulations thereunder, as amended from time to time. Any vacancy occurring in the membership of the Committee shall be filled by appointment by the Board.

  5.2 Powers of Committee. The Committee may interpret the Plan, prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and make such other determinations under, and interpretations of, the Plan, and take such other action, as it deems necessary or advisable. Any interpretation, determination or other action made or taken by the Committee shall be final, binding and conclusive upon all parties.

  5.3 Action by Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee shall also have express authority to hold Committee meetings by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other.

  5.4 Discretion to Determine Grants. Subject to the provisions of the Plan, the Committee shall have the authority in its sole discretion from time to time to: (a) determine and designate those key Employees to whom Grants are to be made; (b) authorize and make Grants; (c) determine the number of shares subject to each Option and number of Options granted pursuant to any Grant Agreement, the Option Price thereof, and whether the Options covered thereby are Incentive Stock Options or Nonqualified Stock Options; (d) determine the number of Performance Units granted to any Participant; (e) determine the time or times when and the manner in which each Option shall be exercisable; (f) determine the time or times when, and the conditions to and manner in which, each Performance Unit shall be paid; (g) establish the criteria, including but not limited to performance-based criteria, for the vesting and/or acceleration of the vesting of Grants; (h) determine the duration of the exercise period for each Option and the duration of each Performance Unit; and (i) make all other determinations deemed necessary or advisable for the administration of the Plan. In making these determinations, the Committee may take into account the nature of the services rendered by respective Employees, their present and potential contributions to the success of the Company and such other factors as the Committee in its discretion shall deem relevant.

  The Committee may, in its discretion, treat all or any portion of any period during which a Participant is on military or on an approved leave of absence from the Company as a period of employment of such Participant by the Company, for purposes of accrual of his rights under his Grants.

  5.5 Indemnification. Current and past members of the Board or Committee shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit or proceeding to which such member may be or become a party or in which such member may be or become involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such member in settlement thereof (with the Company's written approval) or paid by such member in satisfaction of a judgment in any such action, suit or proceeding, except a judgment in favor of the Company based upon a finding of such member's lack of good faith. Indemnification pursuant to this provision is subject to the condition that, upon the institution of any claim, action, suit or proceeding against such member, such member shall in writing give the Company an opportunity, at its own expense, to handle and defend the same before such member undertakes to handle and defend it on such member's behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such member may be entitled as a matter of law or otherwise, or any power that the Company may have to indemnify or hold such member harmless.

  5.6 Reliance. Each member of the Board or of the Committee, and each officer and Employee of the Company, shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by any appropriate person or persons. In no event shall any current or past member of the Board or Committee, or an officer or Employee of the Company, be held liable for any determination made or other action taken or any omission to act in reliance upon any such information, or for any action (including the furnishing of information) taken or any failure to act, if in good faith.

  5.7 Agents. In administering the Plan, the Committee may employ accountants and counsel (who may be the independent auditors and outside counsel for the Company) and other persons to assist or render advice to it, all at the expense of the Company.

                  ARTICLE 6. TERMS AND CONDITIONS OF OPTIONS

  Each Option granted under the Plan shall be subject to the following terms and conditions:

  6.1 Grant Agreement. A proper officer of the Company and each Participant shall execute a Grant Agreement which shall set forth the Grant Date of the Option, the total number of shares of Common Stock subject to Option to which such Grant Agreement pertains, the Option Price, whether it is a Nonqualified Option or an Incentive Stock Option, the time or times when the Option is exercisable, the duration of the exercise period, and such other terms, conditions, restrictions, and privileges as the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions, and provisions of this Plan.

  6.2 Option Price.

    (a) Incentive Stock Options. The price per share of Common Stock subject to an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the Grant Date of such Incentive Stock Option, except as provided in Section 6.9(c) below.

    (b) Nonqualified Options. The price per share of Common Stock subject to a Nonqualified Option shall be no less than one hundred percent (100%) of the Fair Market Value of the Company's Common Stock on the Grant Date of such Nonqualified Option.

  6.3 Exercise of Option. Except as otherwise provided in this Section 6 of the Plan, an Option granted hereunder shall be exercisable at such times, under such conditions, and in such manner as the Committee shall determine and specify in the Grant Agreement. Pursuant to the terms of the Grant Agreement or otherwise, the Committee may exercise discretion to change the date on which an outstanding Option becomes exercisable; provided, that an exercise date designated in a Grant Agreement may not be changed to a later date without the consent of the Participant. An Option shall be exercised by (a) written notice to the Committee of the intent to exercise the Option with respect to a specified number of shares of Common Stock and (b) payment for such shares as specified in Section 6.8 of the Plan. Upon vesting of an Option, the Option may be exercised in whole or in part, but only with respect to whole shares of Common Stock, during the option period determined in accordance with Sections 6.5 through 6.7.

  6.4 Sales of Stock Underlying Options. Notwithstanding anything in the Plan to the contrary, except in the case of sales by an executor or administrator of the estate of a deceased Insider Participant, shares of Common Stock acquired through the exercise of an Option granted hereunder to an Insider Participant may not be disposed of until a date at least six months after the Grant Date of such Option as specified in the Grant Agreement, unless such disposition would not otherwise result in liability under Section 16(b) of the Exchange Act.

  6.5 Option Period. Each Grant Agreement shall specify the period during which an Option may be exercised and shall provide that the Option shall expire at the end of such period. However, except as otherwise provided in
Section 6.9(c) below, in no event shall an Option granted under this Plan be exercisable later than ten (10) years from the Grant Date. Subject to Section
6.7 of the Plan, an Option granted pursuant hereto may be exercised only while a Participant remains employed by the Company or its Subsidiaries.

  6.6 Accelerated Vesting in the Event of Death, Disability, Retirement, or Change of Control.

    (a) An Option granted under this Plan that is not fully vested and exercisable as of the date the Participant terminates his employment with the Company because of his death or Permanent Disability shall become fully vested and immediately exercisable on such date and may be exercised as provided in Section 6.7.

    (b) In the event of termination of employment due to Retirement, an Option or part thereof, to the extent it would become exercisable within two years from the date of Retirement, without regard to any provisions in the Grant Agreement relating to accelerated vesting upon attainment of performance goals, shall become immediately exercisable upon the Participant's termination of employment and may be exercised by the Participant as provided in Section 6.7. In addition, in the event a Grant Agreement includes provisions with respect to accelerated vesting upon attainment of performance goals, and as of the date of such Participant's termination of employment due to Retirement the Company has completed a performance period and attained the applicable performance goals relating to such performance period as described in the Grant Agreement, but the Committee has not yet certified the attainment of such performance goals, then the Participant shall become vested upon such certification in such Options as have become vested upon the attainment of such performance goals (as determined under the terms of the Grant Agreement), and such Options may be exercised by the Participant as provided in Section 6.7.

    (c) In the event of a Change of Control of the Company, as defined in
  Section 1.2, all unexercised outstanding Options under this Plan shall become immediately exercisable in full and may be exercised at any time on and after the first day following the date of public disclosure of a Change of Control, provided the Option is exercised within the option period determined in accordance with Sections 6.5 and 6.7 of the Plan, except that in the case of a Change of Control by reason of merger, consolidation, liquidation, dissolution or sale of all or substantially all of the assets of the Company, such Options shall become exercisable and may be exercised as of the effective date of such merger, consolidation, liquidation, dissolution or sale of all or substantially all assets and, if not exercised, shall expire on such date. Notwithstanding the foregoing, in the event of a merger, consolidation, liquidation, dissolution or sale of all or substantially all of the assets of the Company, the expiration of an unexercised Option as of the effective date of such event shall occur only if the Participant has received notice by registered or certified mail, return receipt requested, of such proposed event not less than twenty (20) business days in advance of the effective date of the proposed event.

  6.7 Exercise in the Event of Death, Disability, Retirement, or Termination of Employment.

    (a) Death or Disability. In the event of termination of employment due to death or Permanent Disability, an Option or part thereof may be exercised in whole share increments within two years following the date of death or Permanent Disability, as the case may be, but in no event any later than the expiration date of the Option determined under Section 6.5. In the event of the Participant's death within two years following termination of employment by reason of Retirement or Permanent Disability, the Option may be exercised within the greater of (i) one year following the date of death or (ii) the remainder of the two-year period following the Participant's date of Retirement or Permanent Disability, but in no event any later than the expiration date of the Option determined under Section 6.5.

    (b) Retirement. In the event of termination of employment due to Retirement, an Option or part thereof, to the extent it becomes exercisable in accordance with Section 6.6(b), may be exercised at any time prior to the earlier of (i) the expiration date of the Option determined under
  Section 6.5, or (ii) two years following the date of Retirement.

    (c) Termination of Employment for Reasons Other than Death, Disability or Retirement. In the event of the Participant's termination from employment by reason other than death, Permanent Disability or Retirement, an Option may be exercised, only to the extent it was exercisable on the date of such termination, at any time prior to the earlier of (i) the expiration date of the Option determined under Section 6.5, or (ii) thirty (30) days from the date of such termination, unless the Participant's employment is terminated as a result of fraud or other gross misconduct on the part of the Participant (the existence of which shall be determined by the Committee in its sole discretion), in which case such Option shall terminate on the date of such termination of employment.

  6.8 Payment of Option Price. Upon the exercise of an Option, the Option Price shall be paid in full in cash, provided, however, that a Participant may, at the Participant's discretion, in lieu of cash payment, deliver certificates and appropriate stock powers for shares of the Company's Common Stock that have been fully paid for and owned by the Participant for at least thirty (30) days, valued at Fair Market Value on the date of exercise, as full or partial payment for the exercise price of any Option. The Committee may also allow broker-assisted exercises as permitted under the Federal Reserve Board's Regulation T, subject to applicable securities and banking law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

  6.9 Additional Terms Applicable to Incentive Stock Options. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 6.1-6.8 above, to those contained in this
Section 6.9.

    (a) Special Limitation on Incentive Stock Option Grants. Except as provided in Section 6.9(b) of the Plan, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock (and stock of a Subsidiary) with respect to which Incentive Stock Options granted under this Plan and stock options that satisfy the requirements of Section 422 of the Code granted under any other stock option plan or plans maintained by the Company (or any Subsidiary) are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000 for such year. The foregoing limitation shall not take into account stock options which, by their terms, provide that they shall not be treated as incentive stock options.

    (b) Special Limitation on Incentive Stock Option Treatment.

      (1) In General. To the extent that, as a result of the rules described in Section 6.6 or otherwise, the aggregate Fair Market Value of Common Stock with respect to which Incentive Stock Options granted to a Participant are exercisable for the first time during any calendar year exceeds $100,000, such Options shall not be treated as Incentive Stock Options or otherwise as stock options which satisfy the requirements of Section 422 of the Code.

      (2) Ordering Rule. Clause (1) shall be applied by taking Incentive Stock Options into account in the order that they were granted.

      (3) Allocation Rule. To the extent that the Fair Market Value of Common Stock for which the Participant has been granted an Incentive Stock Option causes the aggregate Fair Market Value of all Common Stock with respect to which the Participant has been granted Incentive Stock Options exercisable for the first time during any calendar year to exceed $100,000, such Option shall be treated as not qualifying as an Incentive Stock Option, and, unless the Company designates which Common Stock acquired by such Option is to be treated as stock acquired pursuant to the exercise of an Incentive Stock Option by issuing a separate certificate (or certificates) for such stock and identifying such certificate (or certificates) as Incentive Stock Option stock in its stock transfer records, an equal proportion of each share of Common Stock acquired pursuant to such Option shall be treated as if acquired pursuant to the exercise of an option that does not satisfy the requirements of Section 422 of the Code.

      (4) Special Definitions. For purposes of this subsection (b), stock options granted to a Participant under any other stock option plan or plans maintained by the Company (or any Subsidiary) that satisfy the requirements of Section 422 of the Code shall be included within the term Incentive Stock Options, stock of a Subsidiary shall be included within the term Common Stock, and options which, by their terms, provide that they shall not be treated as incentive stock options shall not be taken into account.

    (c) Limits on Ten Percent Shareholders. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to shareholders of the Company or any Subsidiary, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Company at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined in accordance with Sections 6.5 through 6.7 or the expiration of five (5) years from the Grant Date of such Incentive Stock Option.

    (d) Federal Income Tax Treatment. A share of Common Stock transferred to a Participant pursuant to his exercise of an Incentive Stock Option shall not be treated as a share transferred pursuant to the exercise of an Incentive Stock Option for federal income tax purposes unless (i) no disposition of such share is made by the Participant within two (2) years from the Grant Date of the Incentive Stock Option nor within one (1) year after the transfer of such share to the Participant, and (ii) at all times during the period beginning on the Grant Date of the Incentive Stock Option and ending on the day three (3) months before the date of exercise of the Incentive Stock Option, the Participant was an Employee of either the Company, a parent of the Company or any Subsidiary. Notwithstanding Section 6.9(d)(ii), an Incentive Stock Option that is exercised within twenty-four
  (24) months after the Participant's employment ceases as a result of death shall continue to be treated as an Incentive Stock Option and an Incentive Stock Option that is exercised within twelve (12) months after the Participant's employment ceases as a result of a Permanent Disability shall continue to be treated as an Incentive Stock Option. In addition, Section 6.9(d)(i) shall not apply to an Incentive Stock Option exercised after the death of the Participant.

    (e) Notice of Disposition; Withholding; Escrow. A Participant shall immediately notify the Company in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two
  (2) years after the Grant Date of such Incentive Stock Option or within one
  (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of, and the price at which such shares were disposed of. The Company or any Subsidiary shall be entitled to withhold from any compensation or other payments then or thereafter due to the Participant such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Participant any additional amounts which may be required for such purpose. The Committee may, in its discretion, require shares of Common Stock acquired by a Participant upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 6.9(e).

             ARTICLE 7. TERMS AND CONDITIONS OF PERFORMANCE UNITS

  Each Performance Unit granted under the Plan shall be subject to the following terms and conditions:

  7.1 Granting of Performance Units. Performance Units may be granted by the Committee in conjunction with Options granted under the Plan. The Committee, in its sole discretion, shall determine the number of Performance Units, if any, granted to a Participant in conjunction with Options granted to the Participant under the Plan. Performance Units shall relate to Options that are granted to a Participant at the same time as the Performance Units are granted and which vest at the same time as the Performance Units or earlier in accordance with the terms of a Grant Agreement as more particularly described in Section 7.2 ("Related Options"). A Performance Unit shall entitle its holder to receive from the Company, subject to realizing certain preestablished performance goals to be set by the Committee and in accordance with the terms of a Grant Agreement as more particularly described in Section 7.2, an amount of cash equal to the sum of:

    (a) the Option Price of one Related Option divided by the difference between 1.00 and the maximum combined federal and Connecticut state income tax rate on the date the Performance Unit becomes vested in accordance with the terms of the Grant Agreement, and

    (b) (i) the Fair Market Value of one share of Common Stock on the earlier of the date on which the Performance Unit becomes vested in accordance with the terms of the Grant Agreement or the date on which the Optionee first exercised a Related Option in accordance with the terms of the Grant Agreement minus the Option Price of such Related Option (the "Spread"), divided by the difference between 1.00 and the maximum combined federal and Connecticut state income tax rate on the earlier of the date the Performance Unit becomes vested or the date on which the Participant first exercised a Related Option, minus (ii) the Spread; provided, however, that in the case of any Performance Unit granted in conjunction with a Related Option that is an Incentive Stock Option, the amount determined under this
  Section 7.1(b) shall be deemed to be zero.

  7.2 Terms of Grant Agreement Relating to Performance Units. A proper officer of the Company and each Participant granted a Performance Unit by the Committee shall execute a Grant Agreement (which may be the same Grant Agreement covering Related Options), which shall set forth the Grant Date of the Performance Unit, the total number of Performance Units granted, the performance requirements that shall apply to earning such Performance Units and other conditions under which the Performance Units vest and become payable, restrictions on the disposition of the Performance Units, the conditions under which Performance Units are forfeited, and such other terms, conditions, restrictions and privileges as the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Grant Agreement shall provide that payment under a Performance Unit is subject to the condition that the Participant has previously exercised or simultaneously exercises a Related Option. Subject to Section 7.5 of the Plan, a Performance Unit granted pursuant hereto shall be paid only while a Participant remains employed by the Company or its Subsidiaries.

  7.3 Preestablished Performance Goals. A Performance Unit shall not be payable unless a preestablished performance goal relating to such payment has been attained and the Committee has so certified. Such performance goals shall be established for a consecutive twelve-month or longer period (each, a "Performance Period") by the Committee in compliance with Section 162(m) of the

Code and regulations thereunder, as amended from time to time. Performance goals shall be determined by the Committee, but must be based on one or more of the following business criteria, each business criteria to be subject to such adjustments for changes in accounting principles and/or other items that are required by generally accepted accounting principles ("GAAP") to be separately disclosed in the Company's financial statements as the Committee may set forth in the preestablished performance goals: return on equity, return on assets, net income and/or earnings per share.

  7.4 Limitation on Grant of Performance Units per Participant. The maximum number of Performance Units that may be granted to any Participant shall not exceed 300,000 in any two-year period, subject to adjustment as provided in
Section 4.4 hereunder.

  7.5 Payment of Performance Units in the Event of Death, Disability, or Retirement. If, as of the date a Participant terminates his employment with the Company because of his death, Permanent Disability or Retirement, the Company has completed a Performance Period and attained the applicable performance goals relating to such Performance Period, but the Committee has not yet so certified, then any outstanding Performance Unit earned by virtue of attaining such performance goals may be paid to the Participant or, in the event of his death to his beneficiary, provided the Participant, or the Participant's beneficiary in the event of the Participant's death, simultaneously exercises or has previously exercised a Related Option.

  7.6 Termination of Employment for Reasons Other than Death, Disability or Retirement. In the event of the Participant's termination from employment by reason other than death, Permanent Disability or Retirement, a Participant shall forfeit any right to receive payment under a Performance Unit that remains outstanding at the time of such termination of employment.

  7.7 Restrictions on Performance Units.

    (a) No payment shall be made under any Performance Unit unless (i) the Committee has certified that the performance goal with respect to such Performance Unit has been met, and (ii) the holder of such Performance Unit has previously exercised or simultaneously exercises a Related Option.

    (b) Except as provided in Section 7.5 hereof, if a Participant's employment with the Company is terminated for any reason, all Performance Units granted to such Participant shall terminate and be of no further force or effect.

  7.8 Form of Payment for Performance Units. The Company shall make payment under a vested Performance Unit solely in cash.

                     ARTICLE 8. AMENDMENT AND TERMINATION

  8.1 Amendment. The Committee from time to time and without further approval of the shareholders, may amend the Plan in such respects as the Committee may deem advisable; provided, however, that no amendment shall become effective without prior approval of the shareholders which would (a) materially increase the benefits accruing to Insider Participants; (b) materially increase the number of securities which may be issued under the Plan to Insider Participants; or (c) materially modify the requirements as to eligibility for participation in the Plan to add a class of Insider Participants; provided, further, that any increase in the number of shares available under the Plan for grant as Incentive Stock Options and any change in the designation of the group of Employees eligible to receive Incentive Stock Options under the Plan shall be subject to shareholder approval in accordance with Section 422 of the Code. No amendment shall, without the Participant's (or beneficiary's) consent, alter or impair any of the rights or obligations under any Grant previously made to him under the Plan.

  8.2 Termination. Unless terminated sooner, the Plan shall remain in effect for ten (10) years ending on August 19, 2002, and subject to the provisions of
Section 2.2 hereof, thereafter for so long as Grants made under the Plan prior to August 20, 2002, remain outstanding. The Board, without further approval of the shareholders, may terminate the Plan at any time, but no termination shall, without the Participant's (or beneficiary's) consent, alter or impair any of the rights under any Grant previously made to him under the Plan.

                      ARTICLE 9. MISCELLANEOUS PROVISIONS

  9.1 No Rights as Shareholder. No Participant shall have any rights as a shareholder with respect to any shares of Common Stock subject to his Option prior to the date of issuance to him of a certificate or certificates for such shares. No Participant shall have any rights as a shareholder as a result of a grant of Performance Units.

  9.2 No Rights to Continued Employment. Neither the Plan nor any Grant made under the Plan shall confer upon any Participant any right with respect to continued employment by the Company, nor shall they interfere in any way with the right of the Company, or the right of the Participant, to terminate the employment of the Participant at any time.

  9.3 Compliance With Other Laws and Regulations. The Plan, the making of Grants, the exercise of Options and the payment under Performance Units, and the obligation of the Company to sell and deliver shares hereunder, shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals as may be required by any government or regulatory agency. The Company shall not be required to issue or deliver any certificates for shares of Common Stock under the Plan prior to (a) the obtaining of any approval or ruling from the Securities and Exchange Commission, the Internal Revenue Service or any other governmental agency which the Company, in its sole discretion, shall determine to be necessary or advisable, (b) the listing of such shares on any stock exchange on which the Common Stock may then be listed, and (c) the completion of any registration or qualification of such shares under any federal or state law, or any rule or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

  9.4 No Right to Options or Performance Units. The making of any Grant pursuant to this Plan shall be entirely in the discretion of the Committee. The adoption of this Plan shall not be deemed to give any person any right to a Grant, except to the extent and upon such terms and conditions as may be determined by the Committee.

  9.5 Withholding. It shall be a condition of a Participant's right to exercise Options granted hereunder and/or to receive payment under a Performance Unit that the Participant shall pay, consent to the withholding by the Company of, or make other provision satisfactory to the Company for the payment of, any federal, state or other taxes which the Company is obligated to withhold or collect with respect to such exercise or otherwise with respect to such Options or as relates to such Performance Units.

  9.6 Nontransferability of Grants; Restrictions on Transferability of
Shares. Options granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, in the event Rule 16b-3 under the Exchange Act is revised in a manner that would permit transfer of Options without affecting the exemption of the Option under such Rule, the Committee, in its sole and absolute discretion may grant Options that can be transferred by gift to or for the benefit of family members of the Participants or that can be transferred without consideration to a trust established by the Participant for his beneficiaries, provided, however, that Options granted in conjunction with Performance Units shall not be transferable under any circumstances other than by will or by the laws of descent and distribution. Performance Units granted under the Plan shall not be transferable under any circumstances.

  The designation of a beneficiary shall not constitute a transfer. During the lifetime of the Participant, an Option shall be exercisable only by such Participant or, if the Participant is legally incompetent, by the Participant's guardian or legal representative, or, if transferred pursuant to a transfer permitted above, by the transferee of such Participant. During the lifetime of the Participant, a vested Performance Unit shall be payable only to such Participant or, if the Participant is legally incompetent, to the Participant's guardian or legal representative.

  The Committee may also impose such restrictions on the transfer of any shares of Common Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions pursuant to the federal securities laws or any blue sky or other state securities laws, or under the requirements of any stock exchange upon which such shares of Common Stock are then listed.

  9.7 Investment Representation. Each Option shall provide that, upon demand by the Committee, the Participant (or his beneficiary, guardian, legal representative or transferee, as applicable) shall deliver to the Committee at the time an Option, or any portion of an Option, is exercised, such written representations with respect to the shares to be acquired upon such exercise as the Committee may deem necessary to satisfy the requirements of federal or state securities law. Delivery of such representations as may be requested by the Committee pursuant to this Section 9.7 shall be a condition precedent to the right of the Participant (or such other person) to purchase any shares of Common Stock under this Plan.

  9.8 Designation of Beneficiary. Each Participant may, from time to time, designate any beneficiary or beneficiaries to whom any benefit under the Plan is to be paid or transferred in case of his death prior to the distribution of all benefits due the Participant under this Plan. Such beneficiary shall be entitled to exercise any Option that is or becomes vested upon the death of the Participant and shall be entitled to payment under any Performance Unit that is or becomes vested and payable notwithstanding the death of the Participant. Each designation shall revoke all prior designations, shall be in the form prescribed by the Committee, and will be effective only when filed by the Participant with the Committee. In the absence of any such designation at the time of the Participant's death, all outstanding Grants made to the Participant under this Plan that have not previously been transferred as permitted in Section 9.6 above shall be transferred, and all benefits due the Participant under this Plan shall be distributed, to his estate. With respect to all outstanding Grants to the Participant under this Plan that have previously been transferred as permitted in Section 9.6 above, all benefits due the transferee under this Plan shall be distributed to such transferee.

  9.9 Headings. Any headings preceding the text of the sections of this Plan are inserted for convenience of reference only, and shall neither constitute a part of this Plan nor affect its meaning, construction, or effect.

  9.10 Governing Law. All rights under this Plan shall be governed by and construed in accordance with the internal laws (and not the laws relating to the conflict of laws) of the State of Connecticut.

  9.11 Compliance with Rule 16b-3. With respect to Insider Participants, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. The Company elects to rely on the exemption contained in Rule 16b-3 as in effect prior to May 1, 1991 ("Old Rule 16b-3"), until such date after which the Company can no longer rely on Old Rule 16b-3 or the Company, by Board resolution, elects to rely on any new rules issued under Section 16(b) of the Exchange Act relating to employee benefit plans.

  9.12 Pronouns. The use of the masculine gender shall be extended to include the feminine gender wherever appropriate.

Plan As Amended and Restated              Plan As Amended and Restated
Approved by Board:                        Approved by Shareholders:

April 28, 1995                                  , 1995

                            GERBER SCIENTIFIC, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OCTOBER 13, 1995


      The undersigned shareholder(s) of Gerber Scientific, Inc. hereby appoints(s) H. Joseph Gerber and Stanley Simon, and each of them, with full and individual power of substitution, proxies and attorneys, and hereby authorize(s) them to represent and to vote all shares of Common Stock of Gerber Scientific, Inc. which the undersigned shareholder(s) is/are entitled to vote at the Annual Meeting of Gerber Scientific, Inc., to be held at the Sheraton Hotel at Bradley International Airport, Windsor Locks, Connecticut, on October 13, 1995 at 2:30 p.m., Eastern Daylight Saving Time, and at any adjournment thereof, with all powers which the undersigned shareholder(s) would possess if personally present, upon the foregoing matters and upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

                                (To be signed, dated, and voted on reverse side)


--------------------------------------------------------------------------------
                            *FOLD AND DETACH HERE*

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be VOTED FOR:


1.  Election of the Class II Directors:  George M. Gentile and David J. Gerber

  FOR all nominees       WITHHOLD       (Instruction: To withhold authority to
listed above (except     AUTHORITY      vote for any individual nominee, write
  as stated to the    to vote for all   that nominee's name on the line provided
  contrary herein.)     nominees        below.)
                       listed below.
                                        ----------------------------------------
        [_]                 [_]


2.  Approval of the Gerber Scientific, Inc.
1992 Employee Stock Plan, as Amended and
Restated as of April 28, 1995.

        FOR     AGAINST   ABSTAIN       The undersigned shareholder(s) hereby
                                        acknowledge(s) receipt of Notice of
        [_]       [_]       [_]         Annual Meeting of Shareholders and the
                                        Proxy Statement, each dated August 28,
                                        1995.

                                        Dated: ___________________________, 1995

                                        Signed: ________________________________

                                        ________________________________________

                                        Please date and sign exactly as name(s)
                                        appear(s) on Proxy.  Joint owners should
                                        both sign.  Executor(s), Administrators,
                                        Trustees, etc. should so indicate when
  +                                     signing.  Corporations should show full
  +                                     corporate name and title of signing
  +                                     officer.  Partnerships should sign full
  ++++++                                partnership name and be signed by an
                                        authorized person.
-----------------------------------------------
  *PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
  PROCESSING EQUIPMENT WILL RECORD YOUR VOTES*
-----------------------------------------------
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                            *FOLD AND DETACH HERE*